ALPS ETF TRUST

ALPS EQUAL SECTOR WEIGHT ETF (NYSE ARCA: EQL)

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 10, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION, EACH DATED MARCH 31, 2025, AS SUPPLEMENTED

Effective December 1, 2025, ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) will no longer serve as the Distributor to the Underlying Sector ETFs. Accordingly, the following changes to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are effective December 1, 2025.

The table in the section entitled “Fees and Expenses” in the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.37%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver and Expense Reimbursement(1)	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.27%

(1)	The Adviser has contractually agreed, through March 31, 2026, to reduce its advisory fee by 0.18%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

The table in the section entitled “Example” in the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$28	$126	$234	$549

The second paragraph of the section entitled “Investment Advisory Services” in the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets (“Advisory Fee”). The Adviser has contractually agreed, through March 31, 2026, to reduce its Advisory Fee by 0.18%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date.

Footnote 1 to the table in paragraph four of the section entitled “Investment Advisory Agreement” in the Fund’s Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

With respect to the ALPS Equal Sector Weight ETF, the Adviser has agreed, through March 31, 2026, to reduce its annual advisory fee by 0.18%.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE